UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2013

GOVERNMENT PROPERTIES INCOME TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-34364	26-4273474
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-219-1440

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On March 11, 2013, Government Properties Income Trust, or we, us or our, entered into a registration agreement, or the Registration Agreement, with CommonWealth REIT, or CWH. As of March 8, 2013, CWH beneficially owned approximately 18% of our issued and outstanding common shares of beneficial interest. Under the Registration Agreement, we agreed to, among other things, file a registration statement with respect to the Offering (as defined below), and CWH agreed to pay all expenses incurred by us relating to the registration and sale of our common shares owned by CWH in the Offering. We have agreed to indemnify CWH, its officers, trustees and controlling persons, and CWH has agreed to indemnify us and our officers, trustees and controlling persons, against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Alternatively, we and CWH have agreed to contribute to payments that the other may be required to make in respect of those liabilities. The Registration Agreement includes provisions for binding arbitration of disputes between the parties or by shareholders against either party arising out of or relating to the Registration Agreement, the Offering, the registration of our common shares of beneficial interest with respect to the Offering, or the use of proceeds from the Offering.

The foregoing description of the Registration Agreement is not complete and is subject to and qualified in its entirety by reference to the copy of the Registration Agreement filed with the Securities and Exchange Commission on March 11, 2013 as Exhibit 4.4 to our Registration Statement on Form S-3 (File No. 333-187171) and which is incorporated herein by reference.

Information Regarding Certain Relationships and Related Transactions

CWH organized us as a 100% owned subsidiary in February 2009. In 2009, we completed our initial public offering, or our IPO, pursuant to which we ceased to be a majority owned subsidiary of CWH. CWH is currently our largest shareholder. One of our Managing Trustees, Mr. Barry Portnoy, is a managing trustee of CWH. Our other Managing Trustee, Mr. Adam Portnoy, the son of Mr. Barry Portnoy, is a managing trustee and the President of CWH.

Neither we nor CWH have employees. Personnel and various services we require to operate our and CWH's business are provided to us and CWH by Reit Management & Research LLC, or RMR. We have two agreements with RMR to provide management and administrative services to us: (1) a business management agreement, which relates to our business generally, and (2) a property management agreement, which relates to our property level operations. RMR provides similar management and administrative services to CWH pursuant to a business management agreement and a property management agreement, and an affiliate of RMR provides management services to an Australian subsidiary of CWH pursuant to a management agreement.

One of our Managing Trustees, Mr. Barry Portnoy, is Chairman, majority owner and an employee of RMR. Our other Managing Trustee, Mr. Adam Portnoy, is an owner, President, Chief Executive Officer and a director of RMR. Each of our executive officers is also an officer of RMR. CWH's executive officers are officers of RMR. Our Independent Trustees also serve as independent directors or independent trustees of other public companies to which RMR provides management services. Mr. Barry Portnoy serves as a managing director or managing trustee of those companies, including CWH, and Mr. Adam Portnoy serves as a managing trustee of a majority of those companies, including CWH. In addition, officers of RMR serve as officers of those companies, including Mr. Adam Portnoy, who is President of CWH.

In connection with our IPO, we and CWH entered into a transaction agreement that governs our separation from and relationship with CWH. Pursuant to this transaction agreement, among other things, we and CWH agreed that, so long as CWH owns in excess of 10% of our outstanding common shares, we and CWH engage the same manager or we and CWH have any common managing trustees: (1) CWH will not acquire ownership of properties that are majority leased to government tenants, unless a majority of our Independent Trustees who are not also trustees of CWH have determined not to make the acquisition; (2) we will not acquire ownership of office or industrial properties that are not majority leased to government tenants, unless a majority of CWH's independent trustees who are not also our Trustees have determined not to make the acquisition; and (3) we will have a right of first refusal to acquire any property owned by CWH that CWH determines to divest if the property is then majority leased to a government tenant, which right of first refusal will also apply in the event of an indirect sale of any such properties resulting from a change of control of CWH. The provisions described in (1) and (2) do not prevent us from continuing to own and lease our current properties or properties otherwise acquired by us that cease to be majority leased to government tenants following the termination of government tenancies; and, similarly, the provisions described in (1) and (2) also do not prohibit CWH from leasing its current or future properties to government tenants. We and CWH also agreed that disputes arising under the transaction agreement may be resolved by binding arbitration.

In June 2010, we purchased 15 properties (approximately 1,900,000 rentable square feet), which were majority leased to government tenants, from CWH for an aggregate purchase price of $231 million, excluding closing costs. These 15 properties were subject to the right of first refusal CWH granted to us in the transaction agreement described above.

We, CWH, RMR and five other companies to which RMR provides management services each currently own 12.5% of Affiliates Insurance Company, or AIC, an Indiana insurance company. All of our Trustees, all of the trustees and directors of the other publicly held AIC shareholders and nearly all of the directors of RMR currently serve on the board of directors of AIC. RMR provides management and administrative services to AIC pursuant to a management and administrative services agreement with AIC. There is a shareholders agreement among us, the other shareholders of AIC and AIC which includes arbitration provisions for the resolution of disputes. We and the other shareholders of AIC have purchased property insurance providing $500.0 million of coverage pursuant to an insurance program arranged by AIC and with respect to which AIC is a reinsurer of certain coverage amounts.

For further information about these and other such relationships and related person transactions, please see our Annual Report on Form 10-K for the year ended December 31, 2012, or our Annual Report, our Proxy Statement for our 2013 Annual Meeting of Shareholders dated February 22, 2013, or our Proxy Statement, and our other filings with the Securities and Exchange Commission, including Note 5 to our Consolidated Financial Statements included in our Annual Report, the sections captioned "Business", "Management's Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Related Person Transactions (dollars in thousands)" and "Warning Concerning Forward Looking Statements" of our Annual Report, and the section captioned "Related Person Transactions and Company Review of Such Transactions" and the information regarding our trustees and executive officers in our Proxy Statement. In addition, please see the section captioned "Risk Factors" of our Annual Report for a description of risks that may arise from these transactions and relationships. Copies of certain of our agreements with these related parties, including our business management agreement and property management agreement with RMR, various agreements we have entered with CWH and our shareholders agreement with AIC and its shareholders, are publicly available as exhibits to our public filings with the Securities and Exchange Commission.

Item 8.01.  Other Events.

On March 11, 2013, we, CWH and the underwriters party thereto entered into an underwriting agreement relating to the sale by CWH in an underwritten public offering of 9,950,000 of our outstanding common shares of beneficial interest owned by CWH, or the Offering. CWH expects to deliver these common shares on or about March 15, 2013. The public offering price was $25.20 per share. CWH will receive all of the net proceeds from the sale of these common shares. We will not receive any proceeds from the sale. Upon completion of CWH’s sale of these common shares, CWH will no longer beneficially own any of our common shares.

A prospectus relating to these common shares will be filed with the Securities and Exchange Commission. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR FOR VARIOUS REASONS, INCLUDING SOME REASONS WHICH ARE BEYOND OUR CONTROL. FOR EXAMPLE:

•                                      THIS CURRENT REPORT ON FORM 8-K STATES THAT CWH EXPECTS TO DELIVER THE COMMON SHARES IT SOLD IN THE OFFERING ON OR ABOUT MARCH 15, 2013. IN FACT, THE CLOSING OF THE SALE AND THE DELIVERY OF THESE COMMON SHARES ARE SUBJECT TO VARIOUS CONDITIONS AND CONTINGENCIES AS ARE CUSTOMARY IN UNDERWRITING AGREEMENTS IN THE UNITED STATES. IF THESE CONDITIONS ARE NOT SATISFIED OR THE SPECIFIED CONTINGENCIES DO NOT OCCUR, THIS OFFERING MAY NOT CLOSE.

FOR THESE REASONS, AMONG OTHERS, YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

1.1                               Underwriting Agreement, dated as of March 11, 2013, by and among Government Properties Income Trust, CommonWealth REIT and the underwriters named therein, pertaining to the sale by CommonWealth REIT of up to 9,950,000 of Government Properties Income Trust’s common shares of beneficial interest.

10.1                        Registration Agreement, dated as of March 11, 2013, between Government Properties Income Trust and CommonWealth REIT. (Incorporated by reference to Government Properties Income Trust’s Registration Statement on Form S-3, File No. 333-187171.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOVERNMENT PROPERTIES INCOME TRUST

By:	/s/ Mark L. Kleifges
Name:	Mark L. Kleifges
Title:	Treasurer and Chief Financial Officer

Dated: March 12, 2013